Dreyfus

Growth Opportunity Fund, Inc.

ANNUAL REPORT February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                  Growth Opportunity Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Growth Opportunity Fund, Inc., covering the 12-month period from March 1, 2000 through February 28, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey, CFA.

The large-cap segment of the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 8% during the 12-month reporting period. Many other major stock market indices declined as well. The reasons for the lackluster performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 15, 2001




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, CFA, Senior Portfolio Manager

How did Dreyfus Growth Opportunity Fund, Inc. perform relative to its benchmark

For the 12-month period ended February 28, 2001, the fund achieved a total return of -18.47% .(1) This compares with the -8.19% return provided by the fund' s benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), for the same period.(2)

We attribute the fund' s lagging relative performance to two factors. First, technology stocks experienced sharp declines throughout the reporting period. Our heavy emphasis on technology stocks, which was greater than their representation in the S&P 500 Index, caused the fund to perform poorly. Second, we made some disappointing stock selections within the technology sector that
ultimately    detracted    from    the    fund's    overall    performance.

What is the fund's investment approach?

The fund invests in growth and value stocks, including stocks that exhibit characteristics of both investment styles. We begin with a proprietary computer model that identifies suitable candidates for the fund. We then reduce that list of names by conducting fundamental research and meeting with the management teams of the remaining candidates. Specifically, we are looking for factors that could signal a rise in the stock's price, including new products or markets, opportunities for gaining greater market share, more effective management teams, or positive changes in the company's corporate structure or market perception

What other factors influenced the fund's performance?

When the reporting period began, technology stock prices had reached their peak. While these stocks alternately rose and fell during the first half of the fiscal year, they experienced a severe correction beginning in September, which
continued    throughout    the    remainder

                                                                    The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of the reporting period. In this environment, we looked for solid investment opportunities primarily in large, well-known technology companies. However, when it became clear that the technology correction was likely to remain in place, we reduced our technology positions and adopted a more defensive and cautious
stance    toward    the    technology    industry    group.

When investors began to abandon the technology sector in droves last fall, assets flowed into other less speculative areas of the market. The result, in our opinion, was a more diversified investment environment and many value-oriented stocks and industry groups began to rise. The overall best performing areas of both the market and the fund included the utilities, health
care    and    financial    services    industry    groups.

Within the utilities sector, the fund benefited from holdings that benefited from rising oil prices, namely from our investments in Coastal, a natural gas pipeline distributor that was acquired during the period by El Paso Energy -- also a holding in the fund. In addition, Duke Energy benefited as a result of the trading and marketing of energy, especially during periods of electricity
shortages,    thus    providing    attractive    returns    for    the   fund.

The fund's holdings in health care stocks also produced strong returns for most of the reporting period. Traditionally, these companies' earnings and stock prices tend to hold up better in a slower economy because people need to take medicine and go to the hospital regardless of the economic environment. Within health care, the fund achieved its strongest gains from the pharmaceutical area -- including ALZA, Schering-Plough and King Pharmaceuticals as well as two generic pharmaceutical companies, Teva Pharmaceutical Industries and Watson Pharmaceutical. Other notable health care stocks for the fund were two hospital
companies,    HCA    Healthcare    and    Triad    Hospitals.

Finally, many of the fund's financial holdings reported strong gains during the period, benefiting from falling interest rates in a slowing economy. Prominent winners in this area included Citigroup; Associates First Capital -- acquired by Citigroup during the period; Bank of New York; and USA Education, formerly known
as    Sallie    Mae.


What is the fund's current strategy?

Despite sharp declines in the technology sector at the end of the reporting period, we continue to find attractive values in this beaten-down market sector. However, because of recent volatility, we have continued to take a cautiously positive stance, and we are closely monitoring our exposure to this area.

Otherwise, we believe the current broadening of the market has reminded investors of the benefits of maintaining a portfolio that is diversified across a wide range of sectors, rather than concentrating on a select few. By doing so, we believe investors can help reduce the risk that declines in any one particular area will have a disproportionate effect on their overall portfolio.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth Opportunity Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Inde
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 2/28/01



                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                          (18.47)%             8.26%             9.50%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GROWTH OPPORTUNITY FUND, INC. ON 2/28/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

February 28, 2001



COMMON STOCKS--94.2%                                                                             Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.2%

Henry Schein                                                                                     84,100  (a)           2,402,106

McGraw-Hill Cos.                                                                                 29,800                1,757,008

                                                                                                                       4,159,114

CONSUMER DURABLES--.8%

General Motors                                                                                   37,101                1,978,225

Ford Motor                                                                                       21,600                  600,696

                                                                                                                       2,578,921

CONSUMER NON-DURABLES--8.2%

Anheuser-Busch Cos.                                                                              28,600                1,249,820

Coca-Cola                                                                                        86,900                4,608,307

Coca-Cola Enterprises                                                                           117,000                2,655,900

Gillette                                                                                         36,100                1,173,611

Heinz (H.J.)                                                                                     43,500                1,852,230

Kimberly-Clark                                                                                   17,000                1,215,500

NIKE, Cl. B                                                                                      26,100                1,019,205

PepsiCo                                                                                          20,100                  926,208

Philip Morris Cos.                                                                              142,100                6,846,378

Procter & Gamble                                                                                 44,600                3,144,300

RJ Reynolds Tobacco Holdings                                                                     33,900                1,915,350

UST                                                                                              67,000                1,932,280

                                                                                                                      28,539,089

CONSUMER SERVICES--2.3%

Clear Channel Communications                                                                     18,700  (a)           1,068,705

Comcast, Cl. A                                                                                   28,200  (a)           1,221,413

Disney (Walt)                                                                                    60,800                1,881,760

Tribune                                                                                          33,600                1,364,160

Viacom, Cl. B                                                                                    50,652  (a)           2,517,404

                                                                                                                       8,053,442

ELECTRONIC TECHNOLOGY COMPONENTS--7.7%

Altera                                                                                           45,800  (a)           1,059,125

Applied Materials                                                                                26,400  (a)           1,115,400

Cisco Systems                                                                                   226,200  (a)           5,358,112

Emulex                                                                                           52,000  (a)           1,602,250

Intel                                                                                           222,900                6,366,581

JDS Uniphase                                                                                     15,400  (a)             411,950

Lucent Technologies                                                                             162,200                1,879,898

Micron Technology                                                                                50,300  (a)           1,721,266

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY COMPONENTS (CONTINUED)

Motorola                                                                                         25,100                  380,767

Nortel Networks                                                                                  70,100                1,296,149

Qualcomm                                                                                         24,600  (a)           1,348,388

Solectron                                                                                        19,000  (a)             517,750

Tellabs  45,100                                                                                     (a)                1,964,669

Texas Instruments                                                                                55,300                1,634,115

                                                                                                                      26,656,420

ELECTRONIC TECHNOLOGY HARDWARE--6.6%

Boeing                                                                                           28,400                1,766,480

Dell Computer                                                                                    78,700  (a)           1,721,562

EMC                                                                                              69,900  (a)           2,779,224

Hewlett-Packard                                                                                  63,200                1,823,320

International Business Machines                                                                  90,100                9,000,990

Raytheon, Cl. B                                                                                  31,600                1,049,436

Scientific-Atlanta                                                                               33,300                1,561,770

Sun Microsystems                                                                                103,100  (a)           2,049,113

United Technologies                                                                              15,100                1,176,441

                                                                                                                      22,928,336

ENERGY MINERALS--5.5%

Anadarko Petroleum                                                                               37,900                2,368,750

Conoco, Cl. B                                                                                    72,600                2,090,880

Exxon Mobil                                                                                     112,400                9,110,020

Ocean Energy                                                                                     48,000                  864,000

Phillips Petroleum                                                                               11,200                  597,072

Royal Dutch Petroleum, ADR                                                                       70,800  (a)           4,129,764

                                                                                                                      19,160,486

FINANCE--17.0%

Allstate                                                                                         70,000                2,790,200

American Express                                                                                 42,200                1,851,736

American General                                                                                 32,500                2,477,800

American International Group                                                                     73,612                6,021,462

Bank One                                                                                         36,800                1,297,936

Bank of America                                                                                  53,200                2,657,340

Bank of New York                                                                                 58,700                3,039,486

Citigroup                                                                                       216,500               10,647,470

Federal Home Loan Mortgage                                                                       61,500                4,049,775

FleetBoston Financial                                                                            50,700                2,091,375




COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Hartford Financial Services Group                                                                15,800                1,008,830

Household International                                                                          15,000                  868,800

John Hancock Financial Services                                                                  28,300                  973,520

J.P. Morgan Chase & Co.                                                                          61,000                2,846,260

Marsh & McLennan Cos.                                                                             9,300                  995,100

Merrill Lynch                                                                                    28,600                1,713,140

Morgan Stanley Dean Witter                                                                       35,800                2,331,654

Schwab (Charles)                                                                                 46,300                  967,670

USA Education                                                                                    46,900                3,401,657

Washington Mutual                                                                                54,000                2,773,980

Wells Fargo                                                                                      89,500                4,442,780

                                                                                                                      59,247,971

HEALTH SERVICES--.1%

Healthsouth                                                                                      25,200  (a)             401,184

HEALTH TECHNOLOGY--13.6%

Abbott Laboratories                                                                              51,500                2,522,985

American Home Products                                                                           41,500                2,563,455

Amgen                                                                                            14,400  (a)           1,037,700

Andrx Group                                                                                      15,600  (a)             893,344

Bristol-Myers Squibb                                                                            119,300                7,564,813

Cephalon                                                                                         33,100  (a)           1,822,568

Johnson & Johnson                                                                                21,900                2,131,527

King Pharmaceuticals                                                                             41,400  (a)           1,900,260

Lilly (Eli)                                                                                      36,100                2,868,506

Merck & Co.                                                                                      74,200                5,950,840

Pfizer                                                                                          241,050               10,847,250

Pharmacia                                                                                        59,900                3,096,830

Teva Pharmaceutical Industries, ADR                                                              64,000                4,080,000

                                                                                                                      47,280,078

INDUSTRIAL SERVICES--1.1%

BJ Services                                                                                      22,800  (a)           1,732,800

ENSCO International                                                                              42,400                1,615,864

Schlumberger                                                                                      9,500                  605,625

                                                                                                                       3,954,289

NON-ENERGY MINERALS--.5%

Alcoa                                                                                            52,000                1,859,520



                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES--1.9%

Corning                                                                                          12,000                  325,200

Dow Chemical                                                                                     57,544                1,888,019

duPont (E.I.) deNemours                                                                          58,100                2,538,389

International Paper                                                                              50,500                1,901,830

                                                                                                                       6,653,438

PRODUCER MANUFACTURING--6.6%

Emerson Electric                                                                                 13,600                  909,840

General Electric                                                                                300,100               13,954,650

Honeywell International                                                                          45,300                2,115,963

Minnesota Mining & Manufacturing                                                                 11,800                1,330,450

Tyco International                                                                               89,200                4,874,780

                                                                                                                      23,185,683

RETAIL TRADE--5.3%

Home Depot                                                                                       81,850                3,478,625

May Department Stores                                                                            55,200                2,185,368

Sears, Roebuck & Co.                                                                             52,600                2,159,230

Target                                                                                           33,400                1,302,600

Wal-Mart Stores                                                                                 157,800                7,904,202

Walgreen                                                                                         33,700                1,493,584

                                                                                                                      18,523,609

TECHNOLOGY SERVICES--7.4%

AOL Time Warner                                                                                 137,200  (a)           6,040,916

Automatic Data Processing                                                                        21,200                1,250,800

Computer Associates International                                                                93,600  (a)           2,919,384

Electronic Data Systems                                                                          15,700                1,002,131

KPMG Consulting                                                                                  19,100  (a)             440,494

Microsoft                                                                                       172,400  (a)          10,171,600

Oracle                                                                                          181,500  (a)           3,448,500

Siebel Systems                                                                                   14,100  (a)             539,325

                                                                                                                      25,813,150

TRANSPORTATION--.6%

Exelon                                                                                           31,600                2,065,692

UTILITIES--7.8%

AES                                                                                              34,100  (a)           1,840,377

AT&T                                                                                            122,301                2,812,917

AT&T--Liberty Media Group, Cl. A                                                                 60,000  (a)             882,000

American Electric Power                                                                          17,800                  846,212




COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

BellSouth                                                                                        60,500                2,538,580

Duke Energy                                                                                      24,600                1,002,450

El Paso                                                                                          27,139                1,907,872

Enron                                                                                            12,900                  883,650

SBC Communications                                                                              109,270                5,212,179

Southern                                                                                         23,000                  711,850

Sprint (FON Group)                                                                               74,600                1,668,056

Verizon Communications                                                                           87,100                4,311,450

Williams Cos.                                                                                    24,900                1,038,330

WorldCom                                                                                         90,800  (a)           1,509,550

                                                                                                                      27,165,473

TOTAL COMMON STOCKS

   (cost $287,022,679)                                                                                               328,225,895
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S TREASURY BILLS:

4.99%, 4/19/2001                                                                              6,263,000  (b)           6,220,537

4.96%, 4/26/2001                                                                                398,000                  395,003

4.87%, 5/10/2001                                                                              3,476,000                3,444,160

4.89%, 5/17/2001                                                                              1,357,000                1,343,430

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,401,257)                                                                                                 11,403,130
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $298,423,936)                                                             97.5%              339,629,025

CASH AND RECEIVABLES (NET)                                                                         2.5%                8,795,826

NET ASSETS                                                                                       100.0%              348,424,851

(A) NON-INCOME PRODUCING.

(B)  PARTIALLY  HELD BY THE CUSTODIAN IN A SEGREGATED  ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

February 28, 2001



                                                                   Market Value                                        Unrealized
                                                                     Covered by                                    (Depreciation)
                                            Contracts              Contracts ($)             Expiration          at 2/28/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG


Standard & Poor's 500                            12                   3,726,000              March 2001                  (78,328)



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          298,423,936    339,629,025

Cash                                                                     70,216

Receivable for investment securities sold                            14,195,135

Dividends receivable                                                    453,502

Prepaid expenses                                                         35,193

                                                                    354,383,071
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           285,781

Payable for investment securities purchased                           5,412,948

Payable for shares of Common Stock redeemed                              98,247

Payable for futures variation margin--Note 4(a)                          66,300

Accrued expenses                                                         94,944

                                                                      5,958,220
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      348,424,851
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     309,091,676

Accumulated undistributed investment income--net                        426,874

Accumulated net realized gain (loss) on investments                 (2,220,460)

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($78,328) net unrealized (depreciation)
   on financial futures]                                            41,126,761
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     348,424,851
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)     40,226,504

NET ASSET VALUE, offering and redemption price per share ($)              8.66

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended February 28, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $24,707 foreign taxes withheld at source)     4,046,332

Interest                                                               421,875

TOTAL INCOME                                                         4,468,207

EXPENSES:

Management fee--Note 3(a)                                            3,264,943

Shareholder servicing costs--Note 3(b)                                 818,796

Professional fees                                                       60,655

Custodian fees--Note 3(b)                                               54,469

Directors' fees and expenses--Note 3(c)                                 31,565

Prospectus and shareholders' reports                                    28,379

Registration fees                                                       12,698

Loan commitment fees--Note 2                                             4,082

Interest expense--Note 2                                                 1,578

Miscellaneous                                                            7,885

TOTAL EXPENSES                                                       4,285,050

INVESTMENT INCOME--NET                                                 183,157
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             13,589,746

Net realized gain (loss) on financial futures                        (649,425)

NET REALIZED GAIN (LOSS)                                            12,940,321

Net unrealized appreciation (depreciation) on investments [including
   ($78,328) net unrealized (depreciation) on financial futures]   (92,741,438)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (79,801,117)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (79,617,960)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended
                                            ------------------------------------

                                         February 28, 2001  February 29, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             183,157            510,332

Net realized gain (loss) on investments         12,940,321         13,545,186

Net unrealized appreciation (depreciation)
   on investments                             (92,741,438)         59,520,971

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (79,617,960)         73,576,489
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (167,309)           (345,766)

Net realized gain on investments              (19,493,856)        (49,715,408)

TOTAL DIVIDENDS                               (19,661,165)        (50,061,174)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  198,289,184        388,258,284

Dividends reinvested                            18,965,817         48,371,887

Cost of shares redeemed                      (252,408,055)       (436,480,907)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (35,153,054)            149,264

TOTAL INCREASE (DECREASE) IN NET ASSETS      (134,432,179)         23,664,579
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            482,857,030         459,192,451

END OF PERIOD                                  348,424,851         482,857,030

Undistributed investment income--net               426,874             411,026
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     18,334,859          36,332,414

Shares issued for dividends reinvested           1,886,685           4,694,022

Shares redeemed                               (23,347,221)         (40,759,872)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,125,677)             266,564

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Fiscal Year Ended February,
                                                                 ------------------------------------------------------------------

                                                                 2001           2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):


Net asset value, beginning of period                            11.14          10.66          10.15         10.22          9.56

Investment Operations:

Investment income--net                                            .00(a,b)       .01            .07           .05           .10

Net realized and unrealized
   gain (loss) on investments                                   (2.00)          1.65            .97          1.39          1.93

Total from Investment Operations                                (2.00)          1.66           1.04          1.44          2.03

Distributions:

Dividends from investment income--net                             .00(b)        (.01)          (.07)         (.07)         (.09)

Dividends from net realized gain
   on investments                                                (.48)         (1.17)          (.46)        (1.22)        (1.28)

Dividends in excess of net realized gain
   on investments                                                  --            --              --          (.22)          --

Total Distributions                                              (.48)         (1.18)          (.53)        (1.51)        (1.37)

Net asset value, end of period                                   8.66          11.14          10.66         10.15         10.22
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (18.47)         16.63          10.57         15.62         22.35
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .98           1.03           1.04          1.06          1.06

Ratio of net investment income
   to average net assets                                          .04            .11            .64           .50           .91

Portfolio Turnover Rate                                        215.64          86.41         162.98        112.32        137.38
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         348,425        482,857        459,192       508,562       471,660

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Growth  Opportunity  Fund,  Inc.  (the  "fund") is registered under the
Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $8,511 during the period ended February 28, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates
in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding during the period ended February 28, 2001 was approximately $22,800 with a related weighted average annualized interest rate of 6.92%.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings (which in the view of Stroock, Stroock & Lavan LLP, counsel to the fund, also includes loan commitment fees) and extraordinary expenses, exceed 11-2% of the average value of the fund's average daily net assets, the Manager will bear such excess expense. During the period ended February 28, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 2001, the fund was charged $556,694 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $177,820 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2001, the fund was charged $54,469 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended February 28, 2001, the fund incurred total brokerage commissions of $1,307,278, of which $67,459 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended February 28, 2001, amounted to $916,846,740 and $978,443,993, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the
close    of    each    day's    trading.

Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contracts are traded and is subject to change. Contracts open at February 28, 2001, are set forth in the Statement of Financial Futures.

(b) At February 28, 2001, accumulated net unrealized appreciation on investments
and   financial   futures  was  $41,126,761,  consisting  of  $58,164,177  gross unrealized appreciation and $17,037,416 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Growth Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Growth Opportunity Fund, Inc., as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of February 28, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc., at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

April 4, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.3450 per share as a long-term capital gain distribution paid on December 6, 2000 and also designates $.0500 per share as a long-term capital gain distribution of the $.1400 per share paid on March 31, 2000.

The fund also designates 71.44% of the ordinary dividends paid during the fiscal year ended February 28, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Growth Opportunity Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  018AR0201